Note 4 - Supply Agreements	9 Months Ended
Dec. 31, 2014
Notes to Financial Statements
Deferred Revenue Disclosure [Text Block]
Note
4. Supply Agreements

Under a three-year agreement with Stryker, that expires in December 2015, we are the exclusive supplier of the URT-7000 Video Ureteroscope, peripherals and accessories to Stryker in the United States.

From April 2011 through May 2014, Stryker had the exclusive rights to market and sell our cystoscopes, the CST- 5000 Video Cystoscope and the CST-4000 Fiber Cystoscope, and the accompanying EndoSheath disposables, peripherals and accessories, (the “Cystoscope Products”). We elected to not renew this exclusivity and to directly sell the cystoscope products in the U.S. We made this decision in large part because Stryker’s endoscopy sales force focuses on the operating room in hospitals, while most cystoscopy procedures are performed in physicians’ offices and ambulatory surgical centers.